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                                                                    EXHIBIT 10.5
                                                                           W-E-1


                               WARRANT TO PURCHASE
                    15,034 SHARES OF SERIES E PREFERRED STOCK


          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.



                       ADVANCED FIBRE COMMUNICATIONS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


     THIS CERTIFIES THAT, for value received, Hambrecht & Quist L.P. (the "Investor") is entitled to purchase, on the terms hereof, 15,034 shares of Series E Preferred Stock of Advanced Fibre Communications, Inc., a Delaware corporation (the "Company"), at a purchase price as set forth herein.

     1.   EXERCISE OF WARRANT

     The terms and conditions upon which this Warrant may be exercised, and the Series E Preferred Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

     1.1 EXERCISE. This Warrant may be exercised in whole or in part at any time after the date hereof, but in no case may this Warrant be exercised later than the close of business on September 30, 2000 (the "Termination Date"), after which time this Warrant shall terminate and shall be void and of no further force or effect.

     1.2 PURCHASE PRICE. The purchase price for the shares of Warrant Stock to be issued upon exercise of this Warrant shall be $14.00 per share, subject to adjustment as set forth herein.

     1.3 METHOD OF EXERCISE. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price by check or bank draft payable to the Company's order for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's Board of Directors.

     1.4  NET ISSUANCE.

          (a) RIGHT TO CONVERT. In addition to and without limiting the rights of the Investor under the terms of the Warrant, the Investor shall have the right to convert the Warrant or any portion thereof (the "Conversion Right") into shares of Series E Preferred Stock as provided in this Paragraph 1.4 at any time or from time to time during the term of the Warrant. Upon exercise of the Conversion Right with respect


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to a particular number of shares subject to the Warrant (the "Converted Warrant
Shares"), the Company shall deliver to the Investor (without payment by the Investor of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series E Preferred Stock computed using the following formula:

               X = Y (A - B)
                   ---------
                       A

     Where     X =  the number of shares of Series E Preferred Stock to be issued to the holder

               Y =  the number of Converted Warrant Shares

               A = the fair market value of one share of the Company's Series E Preferred Stock on the Conversion Date (as defined below)

               B = the per share exercise price of the Warrant (as adjusted to the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

          (b) METHOD OF EXERCISE. The Conversion Right may be exercised by the Investor by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Investor thereby intends to exercise the Conversion Right and indicating the number of shares subject to the Warrant which are being surrendered (referred to in subparagraph (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Investor promptly following the Conversion Date.

          (c) DETERMINATION OF FAIR MARKET VALUE. For purposes of this Paragraph 1.4, fair market value of a share of Series E Preferred Stock on the Conversion Date shall mean:

               (i) If traded on a stock exchange, the fair market value of the Series E Preferred Stock shall be deemed to be the average of the closing selling prices of the Series E Preferred Stock on the stock exchange determined by the Company's Board of Directors to be the primary market for the Series E Preferred Stock over the ten (10) trading day period ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

               (ii) If traded over-the-counter, the fair market value of the Series E Preferred Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Series E Preferred Stock over the ten (10) trading day period ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

               (iii) If there is no public market for the Series E Preferred Stock, then the fair market value shall be determined by mutual agreement of the Investor and the Company, and if the Investor and


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the Company are unable to so agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Investor.

     1.5 ISSUANCE OF SHARES. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, a certificate or certificates for the purchased shares shall be issued to the Investor as soon as practicable. In the event the purchase rights evidenced by this Warrant are exercised in part, the Company will also issue to the Investor a new warrant representing the unexercised purchase rights.

     2.   CERTAIN ADJUSTMENTS

     2.1  SERIES E PREFERRED STOCK DIVIDENDS; SPLIT OR SUBDIVISION OF SHARES.
If at any time while this Warrant remains outstanding and unexpired, the Company should effect a split or subdivision of the outstanding shares of Series E Preferred Stock or pay a dividend with respect to Series E Preferred Stock payable in shares of Series E Preferred Stock, or make any other distribution with respect to Series E Preferred Stock (including any adjustments made pursuant to the Fifth Amended and Restated Indemnity Agreement dated as of September 29, 1995), then the purchase price shall be correspondingly decreased and the number of shares of Series E Preferred Stock issuable upon exercise of the Warrant shall be increased to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such purchase price adjustment by a fraction (A) the numerator of which shall be the purchase price immediately prior to such adjustment, and (B) the denominator of which shall be the purchase price immediately after such adjustment.

     2.2 MERGERS, CONSOLIDATIONS OR SALE OF ASSETS. If at any time there shall be a capital reorganization of the Series E Preferred Stock (other than a combination, reclassification, exchange or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the Warrant Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     2.3 RECLASSIFICATION. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the Warrant Stock into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Stock immediately prior to such subdivision, combination, reclassification or other change.

     2.4 COMBINATION OF SHARES. If at any time while this Warrant remains outstanding and unexpired, the number of shares of Series E Preferred Stock outstanding is decreased by a combination of the outstanding shares of Series E Preferred Stock, then the purchase price shall be correspondingly increased and the number of shares of Series E Preferred Stock issuable upon exercise of the Warrant shall be decreased to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such purchase price adjustment by a fraction (A) the numerator of which shall be the purchase price


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immediately prior to such adjustment, and (B) the denominator of which shall be the purchase price immediately after such adjustment.

     2.5 CERTIFICATE AS TO ADJUSTMENTS. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

     a)   Such adjustments and readjustments;

     b)   The purchase price at the time in effect; and

     c) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

     3.   FRACTIONAL SHARES

     No fractional shares shall be issued in connection with any exercise or conversion of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined by the Company's Board of Directors.

     4.   RESERVATION OF SERIES E PREFERRED STOCK AND COMMON STOCK

     The Company shall at all times during the period within which the rights represented by this Warrant may be exercised, reserve and keep available a sufficient number of shares of Series E Preferred Stock (and Common Stock issuable upon conversion thereof) to provide for the exercise of the rights represented by this Warrant.

     5.   PRIVILEGE OF STOCK OWNERSHIP

     Prior to the exercise of this Warrant, the Investor shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as required by law.

     6.   LIMITATION OF LIABILITY

     No provision hereof, in the absence of affirmative action by the holder hereof to purchase the Warrant Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.   TRANSFERS AND EXCHANGES

     7.1 Subject to compliance with applicable securities laws, this Warrant and all rights hereunder are transferrable in whole or in part by the Investor. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new warrants.


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     7.2  Each holder agrees that this Warrant when endorsed in blank shall be negotiable and that when so endorsed the holder may be treated by the Company and all other persons dealing with this Warrant as the absolute owner for all purposes and as the person entitled to exercise the purchase rights evidenced hereby; provided, however, that until such time as the transfer is recorded on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner.

     7.3 All new warrants issued in connection with transfers, exchanges or partial exercises shall be identical in form and provision to this Warrant except as to the number of shares.

     8.   PAYMENT OF TAXES

     The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than any thereof on, based on or measured by, the net income of the holder thereof) that may be imposed in respect of, the issue or delivery of the Warrant Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of the Warrant Stock in any name other than that of the Investor, and in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

     9.   SUCCESSORS AND ASSIGNS

     The terms and provisions of this Warrant shall be binding upon the Company and the Investor and their respective successors and assigns.

     10.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     11.  RESTRICTED SECURITIES

     The holder understands that this Warrant and the Warrant Stock purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of this Warrant and the Warrant Stock purchased hereunder.


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     12.  SATURDAYS, SUNDAYS, HOLIDAYS

     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to the purchase price, on the next succeeding day not a legal holiday.

                                       ADVANCED FIBRE COMMUNICATIONS, INC.



                                       By  /s/ Daniel Steimle
                                          --------------------------------
                                            Daniel Steimle
                                            Vice President,
                                            Chief Financial Officer

Dated:  September 29, 1995


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                                  SUBSCRIPTION



Advanced Fibre Communications, Inc.
1445 McDowell Boulevard North
Suite B
Petaluma, CA 94954

Ladies and Gentlemen:

     The undersigned, HAMBRECHT & QUIST L.P., hereby elects to purchase, pursuant to the provisions of the September 29, 1995 Warrant held by the undersigned, _____________ shares of the Series E Preferred Stock of Advanced Fibre Communications, Inc., a Delaware corporation.

     Payment of the per share purchase price required under such Warrant accompanies this Subscription.

     The undersigned hereby represents and warrants that the undersigned is acquiring such stock for its own account and not for resale or with a view to distribution of any part thereof and accepts such shares subject to the terms and conditions of the Warrant.


Dated:
       ----------------------

                                       HAMBRECHT & QUIST L.P.



                                       By
                                          ----------------------------
                                          Name:
                                          Title:

                               Address:
                                          -------------------------------

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